EXHIBIT 99


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                                  EXHIBIT 99.1

                                   TELMARK LLC

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended June 30, 2002 (the "Report") of Telmark LLC (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Daniel J. Edinger, the Chief Executive Officer of the Registrant certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/Daniel J. Edinger
-----------------------------------
Daniel J. Edinger
President & Chief Executive Officer

September 27, 2002



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                                  EXHIBIT 99.2

                                   TELMARK LLC

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended June 30, 2002 (the "Report") of Telmark LLC (the "Registrant"), as filed with the
Securities and Exchange Commission on the date hereof, I, Peter J. O'Neill, Senior Vice President, Finance & Control of the Registrant certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Peter J. O'Neill
----------------------------------------
Peter J. O'Neill
Senior Vice President, Finance & Control

September 27, 2002





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